[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                             NOTES TO ILLUSTRATIONS

THE FOLLOWING ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, AND CASH SURRENDER VALUES ARE DESIGNED TO SHOW YOU HOW THE PERFORMANCE OF THE INVESTMENT FUNDS AVAILABLE WITH IL PROTECTOR COULD AFFECT THE CASH SURRENDER VALUE AND DEATH BENEFIT. THE ILLUSTRATION MAY ALSO HELP YOU COMPARE IL PROTECTOR TO OTHER VARIABLE LIFE INSURANCE ILLUSTRATIONS. THESE ILLUSTRATIONS USE HYPOTHETICAL INVESTMENT RETURN ASSUMPTIONS, AND ARE NOT INTENDED AS ESTIMATES OF FUTURE PERFORMANCE OF ANY INVESTMENT FUND. YOU MAY REQUEST AN ILLUSTRATION THAT ASSUMES A HYPOTHETICAL INVESTMENT RETURN RANGING FROM 6.01% TO 12.00%. EQUITABLE IS NOT ABLE TO PREDICT THE FUTURE PERFORMANCE OF THE INVESTMENT FUNDS.

ILLUSTRATIONS BASED ON ASSUMED CONSTANT RATES OF RETURN DO NOT SHOW THE FLUCTUATIONS IN THE DEATH BENEFIT, POLICY ACCOUNT VALUE, AND CASH SURRENDER VALUE THAT CAN OCCUR WITH AN ACTUAL POLICY. SINCE THE VALUES OF THE INVESTMENT FUNDS VARY UP AND DOWN, VARIABLE LIFE INSURANCE BENEFITS WILL ALSO VARY.

                                   ASSUMPTIONS

THE ILLUSTRATION ASSUMES THAT THE AMOUNTS THAT YOU ALLOCATE TO THE INVESTMENT FUNDS EXPERIENCE HYPOTHETICAL GROSS RATES OF INVESTMENT RETURN EQUIVALENT TO 0.00%, 6.00%, AND A SPECIFIED RATE OF 10.00%.

PREMIUMS ARE ASSUMED TO BE PAID AT THE BEGINNING OF THE PAYMENT PERIOD. POLICY VALUES, DEATH BENEFITS, AND AGES SHOWN ARE AS OF THE END OF THE POLICY YEAR AND REFLECT THE EFFECT OF ALL LOANS AND WITHDRAWALS. THE DEATH BENEFIT, POLICY ACCOUNT, AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS, FREQUENCIES, OR NOT ON THE DUE DATE. PREMIUMS LESS THE FOLLOWING DEDUCTIONS ARE ADDED TO THE POLICY ACCOUNT: 1) A CHARGE FOR TAXES BASED ON THE ILLUSTRATED INSURED'S STATE OF RESIDENCE, AND 2) A PREMIUM SALES CHARGE EQUAL TO 6% OF PREMIUMS PAID. AN ADMINISTRATIVE CHARGE IS DEDUCTED FROM THE POLICY ACCOUNT DURING THE FIRST POLICY YEAR EQUAL TO $25 PER MONTH. DURING SUBSEQUENT YEARS, THE MONTHLY ADMINISTRATIVE CHARGE IS EQUAL TO $6, SUBJECT TO $10 PER MONTH MAXIMUM.

'ASSUMING CURRENT CHARGES': THIS ILLUSTRATION IS BASED UPON THE 'CURRENT CHARGES' AS DECLARED BY EQUITABLE'S BOARD OF DIRECTORS, AND APPLY TO POLICIES ISSUED AS OF THE PREPARATION DATE SHOWN. 'CURRENT CHARGES' ARE NOT GUARANTEED AND MAY BE CHANGED AT THE DISCRETION OF THE BOARD OF DIRECTORS. THE CURRENT COST OF INSURANCE CHARGE IN YEAR 10 AND LATER IS REDUCED BY A PERCENTAGE OF THE UNLOANED POLICY ACCOUNT VALUE.

'BLENDED CHARGES' ARE BASED UPON A BLEND OF THE CURRENT AND THE GUARANTEED MAXIMUM MORTALITY CHARGES, ALL OTHER CURRENT CHARGES, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN INDICATED.

'ASSUMING GUARANTEED CHARGES': THIS ILLUSTRATION USES THE GUARANTEED MAXIMUM MORTALITY CHARGES, ADMINISTRATIVE CHARGES, CHARGES FOR MORTALITY AND EXPENSE RISK, SALES CHARGE, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN. IT DOES NOT INCLUDE CHARGES FOR RIDER BENEFITS UNLESS OTHERWISE INDICATED.

'NET LOANS/REPAYM'TS/WITHDRAWALS' COLUMNS REFLECT ANY LOANS, LOAN REPAYMENTS, AND/OR PARTIAL WITHDRAWALS THAT HAVE BEEN REQUESTED.

'NET RATES OF RETURN' (SHOWN IN PARENTHESES) TAKE INTO CONSIDERATION AN ASSUMED DAILY CHARGE TO THE SEPARATE ACCOUNT EQUIVALENT TO AN ANNUAL CHARGE OF 0.66% FOR INVESTMENT ADVISORY SERVICES (MANAGEMENT FEE), 0.11% FOR OTHER ESTIMATED TRUST EXPENSES (INCLUDING 12B-1 FEES, WHERE APPLICABLE), PLUS THE DAILY CHARGE FOR MORTALITY AND EXPENSE RISKS. THE ACTUAL CHARGE FOR ADVISORY SERVICES VARIES WITH THE INVESTMENT FUND SELECTED, AND CURRENTLY RANGES FROM 0.25% TO 1.15%. THE ACTUAL CHARGE FOR TRUST EXPENSES VARIES WITH THE INVESTMENT FUND SELECTED, AND CURRENTLY RANGES FROM 0.05% TO 0.65%. THE CHARGE FOR MORTALITY AND EXPENSE RISKS IS A GUARANTEED ANNUAL CHARGE OF 0.80%. THE ILLUSTRATION ALSO REFLECTS THAT NO CHARGE IS CURRENTLY MADE TO SEPARATE ACCOUNT FP FOR FEDERAL INCOME TAXES.


                            IMPORTANT TAX INFORMATION

CERTAIN LEVELS OF PREMIUM PAYMENTS INTO ANY LIFE INSURANCE POLICY, AS WELL AS CERTAIN POLICY CHANGES, MAY CAUSE YOUR POLICY TO BE CLASSIFIED AS A 'MODIFIED ENDOWMENT CONTRACT' OR MEC. A MEC CLASSIFICATION AFFECTS THE TAX STATUS OF ANY DISTRIBUTIONS TAKEN FROM THE POLICY. DISTRIBUTIONS TAKEN FROM A MEC POLICY (LOANS OR PARTIAL WITHDRAWALS) WILL FIRST BE TAXED AS ORDINARY INCOME (ON THE GAIN PORTION ONLY). IF THE POLICY OWNER IS UNDER AGE 59 1/2, A 10% PENALTY TAX WILL ALSO BE IMPOSED BY THE IRS ON THE TAXABLE AMOUNT RECEIVED.

BASED ON OUR UNDERSTANDING OF THE TAX LAWS, THE POLICY ILLUSTRATED HERE IS NOT
                      A MODIFIED ENDOWMENT CONTRACT (MEC).

   A POLICY MAY TERMINATE DUE TO INSUFFICIENT PREMIUMS AND/OR POOR INVESTMENT PERFORMANCE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE A POLICY TO LAPSE DUE TO
                       INSUFFICIENT CASH SURRENDER VALUE.

EV-96-36a (8/96)                                    Prepared by: J. Q. Associate
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on March 11, 2002                                         Form # VM-440
                                                     GIA: 5.25 DC1-7.7b-02-20-02

                          For delivery in Pennsylvania
            The Equitable Life Assurance Society of the United States
           1290 Ave.of the Americas, New York, NY 10104(212)-554-1234
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


             ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                               FOR: Sample Client

                           ASSUMING GUARANTEED CHARGES

-----------------------------------------------------------------------------------------------------------------------------------
                                     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.57% NET)             6.00% (4.34% NET)                10.00% (8.28% NET)

END A               NET LOANS/    NET          NET         NET        NET       NET        NET        NET        NET         NET
OF  G   ANNUALIZED  REPAYMTS/    POLICY     CASH SURR     DEATH      POLICY  CASH SURR    DEATH     POLICY    CASH SURR     DEATH
YR  E   PREMIUMS   WITHDRAWLS    ACCOUNT      VALUE      BENEFIT    ACCOUNT    VALUE     BENEFIT    ACCOUNT     VALUE      BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1 41  2,000       0             1,177          768     150,000      1,265      857     150,000      1,324        916     150,000
   2 42  2,000       0             2,490        2,021     150,000      2,745    2,277     150,000      2,922      2,453     150,000
   3 43  2,000       0             3,760        3,231     150,000      4,267    3,738     150,000      4,628      4,100     150,000
   4 44  2,000       0             4,983        4,394     150,000      5,827    5,239     150,000      6,450      5,861     150,000
   5 45  2,000       0             6,160        5,512     150,000      7,430    6,782     150,000      8,397      7,748     150,000
   6 46  2,000       0             7,287        6,579     150,000      9,071    8,363     150,000     10,475      9,766     150,000
   7 47  2,000       0             8,363        7,594     150,000     10,750    9,982     150,000     12,693     11,925     150,000
   8 48  2,000       0             9,385        8,556     150,000     12,468   11,640     150,000     15,063     14,234     150,000
   9 49  2,000       0            10,352        9,463     150,000     14,225   13,336     150,000     17,596     16,707     150,000
  10 50  2,000       0            11,259       10,347     150,000     16,017   15,104     150,000     20,302     19,390     150,000
  11 51  2,000       0            12,105       11,375     150,000     17,844   17,114     150,000     23,195     22,465     150,000
  12 52  2,000       0            12,882       12,335     150,000     19,700   19,153     150,000     26,286     25,739     150,000
  13 53  2,000       0            13,582       13,217     150,000     21,581   21,216     150,000     29,586     29,221     150,000
  14 54  2,000       0            14,199       14,016     150,000     23,481   23,298     150,000     33,110     32,927     150,000
  15 55  2,000       0            14,720       14,720     150,000     25,390   25,390     150,000     36,870     36,870     150,000
  16 56  2,000       0            15,139       15,139     150,000     27,304   27,304     150,000     40,885     40,885     150,000
  17 57  2,000       0            15,446       15,446     150,000     29,215   29,215     150,000     45,177     45,177     150,000
  18 58  2,000       0            15,635       15,635     150,000     31,121   31,121     150,000     49,771     49,771     150,000
  19 59  2,000       0            15,698       15,698     150,000     33,015   33,015     150,000     54,697     54,697     150,000
  20 60  2,000       0            15,620       15,620     150,000     34,886   34,886     150,000     59,985     59,985     150,000
  21 61  2,000       0            15,385       15,385     150,000     36,724   36,724     150,000     65,670     65,670     150,000
  22 62  2,000       0            14,976       14,976     150,000     38,516   38,516     150,000     71,793     71,793     150,000
  23 63  2,000       0            14,366       14,366     150,000     40,242   40,242     150,000     78,399     78,399     150,000
  24 64  2,000       0            13,525       13,525     150,000     41,880   41,880     150,000     85,543     85,543     150,000
  25 65  2,000       0            12,419       12,419     150,000     43,405   43,405     150,000     93,289     93,289     150,000
  26 66  2,000       0            11,014       11,014     150,000     44,795   44,795     150,000    101,722    101,722     150,000
  27 67  2,000       0             9,279        9,279     150,000     46,028   46.028     150,000    110,944    110,944     150,000
  28 68  2,000       0             7,175        7,175     150,000     47,078   47,078     150,000    121,078    121,078     150,000
W 69     2,000       0             4,662        4,662     150,000     47,919   47,919     150,000    132,253    132,253     154,736
  70     2,000       0             1,681        1,681     150,000     48,511   48,511     150,000    144,331    144,331     167,424

     BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 31.
     BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 6.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 42.

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                        CLEARLY IDENTIFIED AS GUARANTEED.



EV-96-36a (8/96)                                    Prepared by: J. Q. Associate
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on March 11, 2002                                         Form # VM-440
                                                     GIA: 5.25 DC1-7.7b-02-20-02

                          For delivery in Pennsylvania
            The Equitable Life Assurance Society of the United States
           1290 Ave.of the Americas, New York, NY 10104(212)-554-1234
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

 ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES, CASH SURRENDER VALUES,
                                  AND PREMIUMS

                               FOR: Sample Client

                           ASSUMING GUARANTEED CHARGES

------------------------------------------------------------------------------------------------------------------------------------
                                     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.57% NET)             6.00% (4.34% NET)                10.00% (8.28% NET)

END A               NET LOANS/    NET         NET          NET        NET       NET        NET        NET         NET         NET
OF  G   ANNUALIZED  REPAYMTS/    POLICY    CASH SURR     DEATH      POLICY   CASH SURR    DEATH      POLICY    CASH SURR     DEATH
YR  E   PREMIUMS   WITHDRAWLS    ACCOUNT     VALUE       BENEFIT    ACCOUNT    VALUE     BENEFIT     ACCOUNT     VALUE      BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
T 31  71   2,000         0                                          48,800     48,800     150,000     157,313    157,313    180,910
  32  72   2,000         0                                          48,650     48,650     150,000     171,318    171,318    193,589
  33  73   2,000         0                                          48,090     48,090     150,000     186,474    186,474    206,986
  34  74   2,000         0                                          46,941     46,941     150,000     202,890    202,890    221,150
  35  75   2,000         0                                          45,064     45,064     150,000     220,713    220,713    236,163
  36  76   2,000         0                                          42,313     42,313     150,000     240,125    240,125    252,131
  37  77   2,000         0                                          38,508     38,508     150,000     260,993    260.993    274,042
  38  78   2,000         0                                          33,427     33,427     150,000     283,413    283,413    297,584
  39  79   2,000         0                                          26,798     26,798     150,000     307,487    307,487    322,862
  40  80   2,000         0                                          18,247     18,247     150,000     333,317    333,317    349,983
  41  81   2,000         0                                           7,244      7,244     150,000     361,005    361,005    379,055
T 42  82   2,000         0                                                                            390,647    390,647    410,180
  43  83   2,000         0                                                                            422,337    422,337    443,454
  44  84   2,000         0                                                                            456,158    456,158    478,966
  45  85   2,000         0                                                                            492,194    492,194    516,804
  46  86   2,000         0                                                                            530,531    530,531    557,057
  47  87   2,000         0                                                                            571,254    571,254    599,817
  48  88   2,000         0                                                                            614,452    614,452    645,174
  49  89   2,000         0                                                                            660,214    660,214    693,225
  50  90   2,000         0                                                                            708,622    708,622    744,053
  51  91   2,000         0                                                                            759,737    759,737    797,724
  52  92   2,000         0                                                                            813,599    813,599    854,279
  53  93   2,000         0                                                                            870,196    870,196    913,706
  54  94   2,000         0                                                                            929,440    929,440    975,912
  55  95   2,000         0                                                                            990,972    990,972   1,040,521
  56  96   2,000         0                                                                          1,053,900  1,053,900   1,106,595
  57  97   2,000         0                                                                          1,121,450  1,121,450   1,166,308
  58  98   2,000         0                                                                          1,193,123  1,193,123   1,228,917
  59  99   2,000         0                                                                          1,268,121  1,268,121   1,293,483
  60 100   2,000         0                                                                          1,361,280  1,361,280   1,374,893

     BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 31.
     BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS
            ANNUAL INVESTMENT RETURN OF 6.00%, THE POLICY TERMINATES
                            WITHOUT VALUE IN YEAR 42.

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                        CLEARLY IDENTIFIED AS GUARANTEED.


EV-96-36a (8/96)                                    Prepared by: J. Q. Associate
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on March 11, 2002                                         Form # VM-440
                                                     GIA: 5.25 DC1-7.7b-02-20-02

                          For delivery in Pennsylvania
            The Equitable Life Assurance Society of the United States
           1290 Ave.of the Americas, New York, NY 10104(212)-554-1234
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


             ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                               FOR: Sample Client

                            ASSUMING CURRENT CHARGES

------------------------------------------------------------------------------------------------------------------------------------
                                     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.57% NET)             6.00% (4.34% NET)                10.00% (8.28% NET)

END  A               NET LOANS/     NET        NET        NET        NET       NET        NET        NET        NET         NET
OF   G   ANNUALIZED   REPAYMTS/   POLICY    CASH SURR    DEATH      POLICY   CASH SURR    DEATH     POLICY   CASH SURR     DEATH
YR   E   PREMIUMS    WITHDRAWLS   ACCOUNT     VALUE     BENEFIT    ACCOUNT     VALUE     BENEFIT    ACCOUNT    VALUE      BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
  1  41    2,000        0          1,182        774     150,000     1,271        863     150,000     1,330        922      150,000
  2  42    2,000        0          2,553      2,085     150,000     2,811      2,343     150,000     2,989      2,521      150,000
  3  43    2,000        0          3,880      3,352     150,000     4,395      3,867     150,000     4,763      4,234      150,000
  4  44    2,000        0          5,162      4,574     150,000     6,025      5,436     150,000     6,659      6,071      150,000
  5  45    2,000        0          6,396      5,748     150,000     7,697      7,049     150,000     8,686      8,038      150,000
  6  46    2,000        0          7,583      6,874     150,000     9,414      8,706     150,000    10,854     10,146      150,000
  7  47    2,000        0          8,715      7,946     150,000    11,172     10,404     150,000    13,168     12,400      150,000
  8  48    2,000        0          9,791      8,963     150,000    12,970     12,142     150,000    15,641     14,813      150,000
  9  49    2,000        0         10,827      9,939     150,000    14,826     13,938     150,000    18,301     17,413      150,000
 10  50    2,000        0         11,829     10,916     150,000    16,750     15,837     150,000    21,175     20,262      150,000
 11  51    2,000        0         12,789     12,059     150,000    18,738     18,008     150,000    24,273     23,543      150,000
 12  52    2,000        0         13,710     13,163     150,000    20,796     20,248     150,000    27,621     27,073      150,000
 13  53    2,000        0         14,589     14,224     150,000    22,923     22,558     150,000    31,237     30,872      150,000
 14  54    2,000        0         15,426     15,244     150,000    25,127     24,944     150,000    35,148     34,966      150,000
 15  55    2,000        0         16,205     16,205     150,000    27,393     27,393     150,000    39,368     39,368      150,000
 16  56    2,000        0         16,902     16,902     150,000    29,707     29,707     150,000    43,912     43,912      150,000
 17  57    2,000        0         17,513     17,513     150,000    32,067     32,067     150,000    48,807     48,807      150,000
 18  58    2,000        0         18,029     18,029     150,000    34,471     34,471     150,000    54,087     54,087      150,000
 19  59    2,000        0         18,503     18,503     150,000    36,970     36,970     150,000    59,833     59,833      150,000
 20  60    2,000        0         18,937     18,937     150,000    39,576     39,576     150,000    66,102     66,102      150,000
 21  61    2,000        0         19,337     19,337     150,000    42,308     42,308     150,000    72,968     72,968      150,000
 22  62    2,000        0         19,646     19,646     150,000    45,142     45,142     150,000    80,499     80,499      150,000
 23  63    2,000        0         19,858     19,858     150,000    48,094     48,094     150,000    88,791     88,791      150,000
 24  64    2,000        0         19,955     19,955     150,000    51,162     51,162     150,000    97,938     97,938      150,000
 25  65    2,000        0         19,923     19,923     150,000    54,356     54,356     150,000   108,057    108,057      150,000
 26  66    2,000        0         19,725     19,725     150,000    57,628     57,628     150,000   119,175    119,175      150,000
W27  67    2,000        0         19,332     19,332     150,000    60,973     60,973     150,000   131,399    131,399      156,365
 28  68    2,000        0         18,717     18,717     150,000    64,390     64,390     150,000   144,690    144,690      170,734
 29  69    2,000        0         17,852     17,852     150,000    67,878     67,878     150,000   159,107    159,107      186,155
 30  70    2,000        0         16,698     16,698     150,000    71,435     71,435     150,000   174,742    174,742      202,701

       BASED ON THE ASSUMPTION OF CURRENT CHARGES AND A HYPOTHETICAL GROSS
                           ANNUAL INVESTMENT RETURN OF
             0.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 37.

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY
PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO
         PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
                UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.




EV-96-36a (8/96)                                    Prepared by: J. Q. Associate
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on March 11, 2002                                         Form # VM-440
                                                     GIA: 5.25 DC1-7.7b-02-20-02

                          For delivery in Pennsylvania
            The Equitable Life Assurance Society of the United States
           1290 Ave.of the Americas, New York, NY 10104(212)-554-1234
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


             ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                               FOR: Sample Client

                           ASSUMING CURRENT CHARGES

-----------------------------------------------------------------------------------------------------------------------------------
                                     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.57% NET)             6.00% (4.34% NET)                10.00% (8.28% NET)

END  A              NET LOANS/      NET       NET         NET        NET       NET        NET        NET         NET         NET
OF   G  ANNUALIZED  REPAYMTS/     POLICY   CASH SURR     DEATH      POLICY   CASH SURR   DEATH      POLICY    CASH SURR     DEATH
YR   E   PREMIUMS   WITHDRAWLS    ACCOUNT    VALUE      BENEFIT    ACCOUNT    VALUE     BENEFIT     ACCOUNT     VALUE      BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
 31  71   2,000        0          15,245    15,245      150,000     75,081     75,081   150,000     191,703     191,703     220,459
 32  72   2,000        0          13,443    13,443      150,000     78,818     78,818   150,000     210,154     210,154     237,475
 33  73   2,000        0          11,204    11,204      150,000     82,632     82,632   150,000     230,239     230,239     255,565
 34  74   2,000        0           8,496     8,496      150,000     86,548     86,548   150,000     252,133     252,133     274,825
 35  75   2,000        0           5,248     5,248      150,000     90,582     90,582   150,000     276,036     276,036     295,358
 36  76   2,000        0           1,314     1,314      150,000     94,726     94,726   150,000     302,171     302,171     317,279
T37  77   2,000        0                                            99,007     99,007   150,000     330,524     330,524     347,051
 38  78   2,000        0                                           103,454    103,454   150,000     361,269     361,269     379,332
 39  79   2,000        0                                           108,108    108,108   150,000     394,587     394,587     414,316
 40  80   2,000        0                                           113,020    113,020   150,000     430,671     430,671     452,205
 41  81   2,000        0                                           118,263    118,263   150,000     469,725     469,725     493,212
 42  82   2,000        0                                           123,936    123,936   150,000     511,968     511,968     537,567
 43  83   2,000        0                                           130,165    130,165   150,000     557,625     557,625     585,507
 44  84   2,000        0                                           137,118    137,118   150,000     606,934     606,934     637,281
W45  85   2,000        0                                           144,989    144,989   152,238     660,141     660,141     693,148
 46  86   2,000        0                                           153,331    153,331   160,997     717,654     717,654     753,537
 47  87   2,000        0                                           161,969    161,969   170,067     779,637     779,637     818,619
 48  88   2,000        0                                           170,903    170,903   179,448     846,379     846,379     888,698
 49  89   2,000        0                                           180,133    180,133   189,139     918,187     918,187     964,096
 50  90   2,000        0                                           189,658    189,658   199,141     995,380     995,380   1,045,149
 51  91   2,000        0                                           199,477    199,477   209,451   1,078,297   1,078,297   1,132,212
 52  92   2,000        0                                           209,590    209,590   220,069   1,167,298   1,167,298   1,225,663
 53  93   2,000        0                                           219,995    219,995   230,995   1,262,759   1,262,759   1,325,897
 54  94   2,000        0                                           230,691    230,691   242,226   1,365,073   1,365,073   1,433,326
 55  95   2,000        0                                           241,675    241,675   253,759   1,474,652   1,474,652   1,548,384
 56  96   2,000        0                                           252,944    252,944   265,591   1,591,927   1,591,927   1,671,524
 57  97   2,000        0                                           265,092    265,092   275,695   1,721,231   1,721,231   1,790,080
 58  98   2,000        0                                           278,262    278,262   286,610   1,864,414   1,864,414   1,920,346
 59  99   2,000        0                                           292,619    292,619   298,471   2,023,665   2,023,665   2,064,138
 60 100   2,000        0                                           307,313    307,313   310,386   2,194,154   2,194,154   2,216,096


       BASED ON THE ASSUMPTION OF CURRENT CHARGES AND A HYPOTHETICAL GROSS
                       ANNUAL INVESTMENT RETURN OF 0.00%,
                 THE POLICY TERMINATES WITHOUT VALUE IN YEAR 37.

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER
IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                        CLEARLY IDENTIFIED AS GUARANTEED.



EV-96-36a (8/96)                                    Prepared by: J. Q. Associate
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on March 11, 2002                                         Form # VM-440
                                                     GIA: 5.25 DC1-7.7b-02-20-02

                          For delivery in Pennsylvania
            The Equitable Life Assurance Society of the United States
           1290 Ave.of the Americas, New York, NY 10104(212)-554-1234
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES - MEMBER OF THE GLOBAL AXA GROUP - LOGO]
                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                            APPLICABLE FOOTNOTES PAGE

                          PREPARED FOR: SAMPLE CLIENT

                       FOOTNOTES ARE ILLUSTRATED IN ORDER
                OF OCCURRENCE FOR EACH YEAR THEY ARE APPLICALE:
       -------------------------------------------------------------------

       ASSUMING CURRENT CHARGES               ASSUMING GUARANTEED CHARGES
       ------------------------               ---------------------------
       Year 27 - Footnote(s):  W.             Year 29 - Footnote(s): W.
       Year 37 - Footnote(s):  T.             Year 31 - Footnote(s): T.
       Year 45 - Footnote(s):  W.             Year 42 - Footnote(s): T.

EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION
--------------------------------------------------

T BASED ON THE ASSUMPTIONS OF THIS ILLUSTRATION, THE POLICY TERMINATES WITHOUT VALUE. ADVERSE TAX CONSEQUENCES COULD OCCUR IF A POLICY WITH LOANS IS SURRENDERED OR PERMITTED TO TERMINATE.

W THE POLICY HAS GONE INTO CORRIDOR. PREMIUMS IN EXCESS OF THE NO LAPSE GUARANTEE PREMIUM MAY BE RESTRICTED WITHOUT EVIDENCE OF INSURABILITY. WITHDRAWALS MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT IN EXCESS OF THE WITHDRAWAL AMOUNT.

NOTES FOR HISTORICAL PERFORMANCE REPORTS:

ALTHOUGH THIS VERSION OF IL PROTECTOR WAS NOT AVAILABLE UNTIL 1996, THE NET CASH SURRENDER VALUE ON THIS REPORT HAS BEEN ADJUSTED TO REFLECT THE CURRENT CHARGES AND DEDUCTIONS UNDER IL PROTECTOR AND THE SEPARATE ACCOUNTS AS DESCRIBED ON PAGE 5 OF THIS ILLUSTRATION.

THE IRR (INTERNAL RATE OF RETURN) ON THE NET DEATH BENEFIT AND NET CASH SURRENDER VALUE IS THE RATE AT WHICH THE ANNUALIZED ILLUSTRATED OUTLAYS UP TO THAT YEAR MUST BE COMPOUNDED EACH AND EVERY YEAR TO GENERATE THE INDICATED NET DEATH BENEFIT OR NET CASH SURRENDER VALUE. ANNUALIZED ILLUSTRATED OUTLAYS CONSIST OF PREMIUMS PLUS LOAN REPAYMENTS, MINUS PARTIAL WITHDRAWALS, LOANS AND GUIDELINE PREMIUM FORCEOUTS.

HISTORICAL PERFORMANCE REPORTS ARE AVAILABLE FOR CERTAIN FUNDS WITH FIVE OR MORE YEARS OF EXPERIENCE. FOR ADDITIONAL INFORMATION REGARDING HISTORICAL PERFORMANCE PLEASE REFER TO THE IL PROTECTOR PROSPECTUS AND THE TRUST PROSPECTUS, WHICH IS ATTACHED THERETO.


IL Protector is issued by The Equitable Life Assurance Society of the United States ("Equitable") and is distributed by AXA Advisors, LLC, New York, NY 10104,(212)554-1234. Equitable and AXA Advisors, LLC are indirect subsidiaries of AXA Financial, Inc. AXA, an insurance holding company, is AXA Financial, Inc.'s largest shareholder. Neither AXA nor AXA Financial, Inc. has responsibility for the insurance obligations of Equitable. IL Protector is a registered Service Mark of The Equitable Life Assurance Society of the United States (Equitable). IL Protector is policy form 96-400 in most jurisdictions.

DELIVERY IN PA          MINIMUM INITIAL PREMIUM:           $247.00   INITIAL GUIDELINE SINGLE:         $28,434.60
RESIDENT OF PA          PLANNED ANNUAL PREMIUM:          $2,000.00   INITIAL GUIDELINE ANNUAL:          $2,506.59
                        TARGET PREMIUM:                  $1,360.50   INITIAL 7-PAY PREMIUM:             $6,666.00
                                                                     INITIAL NO LAPSE GUARANTEE PREM:   $1,360.50

EV-96-36a (8/96)                                    Prepared by: J. Q. Associate
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on March 11, 2002                                         Form # VM-440
                                                     GIA: 5.25 DC1-7.7b-02-20-02

                          For delivery in Pennsylvania
            The Equitable Life Assurance Society of the United States
           1290 Ave.of the Americas, New York, NY 10104(212)-554-1234
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES